Exhibit 99.16

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
MAY, 2000



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          6.8459%



        Excess Protection Level
          3 Month Average  5.67%
          May, 2000  5.52%
          April, 2000  5.60%
          March, 2000  5.91%


        Cash Yield                                  19.29%


        Investor Charge Offs                        4.66%


        Base Rate                                   9.11%


        Over 30 Day Delinquency                     4.70%


        Seller's Interest                           9.50%


        Total Payment Rate                          14.38%


        Total Principal Balance                     $ 52,496,626,963.52


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 4,987,826,445.03